UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2006

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, New York		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2006, Symbol Technologies, Inc. (the "Company") entered into a separation agreement with Peter M. Lieb (the "Separation Agreement") in connection with his resignation as the Company's Senior Vice President, General Counsel and Secretary.

Pursuant to the Separation Agreement, Mr. Lieb's resignation from the position of Senior Vice President, General Counsel and Secretary of the Company was effective as of February 22, 2006. The Separation Agreement provides that Mr. Lieb will receive a lump sum amount on the earlier of May 15, 2006 or such other date designated by Mr. Lieb pursuant to the Separation Agreement (the "Termination Date") of $584,030 (less applicable taxes), which is equal to Mr. Lieb's annual base salary and target annual bonus in effect as of January 1, 2006. Additionally, the Separation Agreement provides that on the Termination Date, 54,000 shares of Mr. Lieb's restricted stock shall become fully vested and all restrictions with respect to such shares of restricted stock shall lapse. Pursuant to the terms of the Separation Agreement, Mr. Lieb will remain a regular employee of the Company through March 31, 2006 and be considered an "on call" employee from April 1, 2006 through the Termination Date. During this on call period, Mr. Lieb will be paid his base salary in effect as of January 1, 2006 and will be eligible to continue to participate in certain of the Company's group health insurance plan at the current employee contribution rates. On the Termination Date, Mr. Lieb also will receive payment for all accrued and unused vacation (as of March 31, 2006) . Mr. Lieb's unvested stock options will continue to vest through the on call period and he will be eligible to exercise any vested stock options through the Termination Date. The Separation Agreement, among other things, also provides for a release by Mr. Lieb in favor of the Company, and Mr. Lieb's agreement to certain non-competition, non-solicitation, non-disclosure and non-disparagement obligations. The foregoing summary is qualified in its entirety by the terms of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Document Description

10.1 Separation Agreement, dated March 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc.

March 13, 2006	By:	Timothy T. Yates

Name: Timothy T. Yates
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement, dated March 9, 2006